EXHIBIT 99.2

                                     SLIDE 1


                               MAF BANCORP, INC.

                                 Lehman Brothers
                       2005 Financial Services Conference
                              September 13-15, 2005


                                           [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                     SLIDE 2


                          FORWARD-LOOKING INFORMATION
                          ---------------------------


Statements contained in this presentation that are not historical facts, constitute forward-looking statements (within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended), which involve significant risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of invoking these safe harbor provisions. These forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," "plan," or similar expressions. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain and actual results may differ from those predicted. The Company undertakes no obligation to update these forward-looking statements in the future.

Factors which could have a material adverse effect on operations and could affect management's outlook or future prospects of the Company and its subsidiaries include, but are not limited to, higher than expected overhead, infrastructure and compliance costs, unanticipated changes in interest rates or further flattening of the yield curve, less than anticipated balance sheet growth, demand for loan products, unanticipated changes in secondary mortgage market conditions, deposit flows, competition, adverse federal or state legislative or regulatory developments, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and Federal Reserve Board, deteriorating economic conditions which could result in increased delinquencies in the Company's loan portfolio, the quality or composition of the Company's loan or investment portfolios, demand for financial services and residential real estate in the Company's market area, delays in our Springbank real estate development project, difficulties or delays related to the pending acquisition of EFC Bancorp (EFC), the possible short-term dilutive effect of the EFC acquisition or other potential acquisitions, if any, and changes in accounting principles, policies and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.


                                           [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                     SLIDE 3


              ADDITIONAL INFORMATION REGARDING PENDING ACQUISITION

   Note: The following notice is included to meet certain legal requirements.
   --------------------------------------------------------------------------

MAF will be filing a registration statement with the Securities and Exchange Commission containing a proxy statement/prospectus and other documents regarding its proposed transaction with EFC Bancorp. EFC BANCORP SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT MAF AND EFC, AND THE PROPOSED TRANSACTION. When available, copies of this proxy statement/prospectus will be mailed to EFC shareholders, and it and other documents filed by MAF or EFC with the SEC may be obtained free of charge at the SEC's web site at http://www.sec.gov, or by directing a request to MAF at 55th Street & Holmes Avenue, Clarendon Hills, IL 60514 or EFC at 1695 Larkin Avenue, Elgin, IL 60123.

EFC and its directors, executive officers and certain other members of management and employees may be soliciting proxies from their stockholders in favor of the proposed merger. Information regarding such persons who may, under the rules of the SEC, be considered to be participants in the solicitation of EFC's stockholders in connection with the proposed merger is set forth in the EFC's proxy statement filed with the SEC on March 17, 2005 relating to its annual meeting of stockholders held on April 19, 2005. Additional information will be set forth in the proxy statement/prospectus when it is filed with the SEC.


                                           [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 4


MAF Bancorp, Inc.

o        8th largest deposit market share in Chicago area*

o        6th largest deposit market share in the Milwaukee area*

o        73 branch offices; average branch size of $84 million

o        Over 275,300 households served

o        $10.1 billion in assets

o        $6.1 billion in deposits

o        Market capitalization of $1.4 billion**


 * Based on FDIC data as of June 30, 2004

** Based on closing market price on 8/31/05


                                           [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 5


[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Number of Branches
o    Average Branch Size - $84 million
    (At Period End)

  13         20         22         24         25        27
 -----      -----      -----      -----      -----     -----
 12/95      12/96      12/97      12/98      12/99     12/00


  32         34         66         72         73        83*
 -----      -----      -----      -----      -----   ---------
 12/01      12/02      12/03      12/04      6/05    Projected
                                                       2006


*Includes EFS, Planned De Novo and MAFB


                                           [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 6

             [MAP OF MAF BANCORP, INC.'S CHICAGO MARKET AREA SHOWING MIDAMERICA BANK, DE NOVO AND EFS BANK BRANCHES APPEARS HERE]


                                           [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 7


EFC BANCORP ACQUISITION

o        $1 billion in assets

o        $700 million in deposits

o        9 office branch network

o Population in primary market area (Kane County) predicted to grow more than 17% over next 5 years

o Moves Mid America to #7 deposit market share in Chicago MSA and #3 in Kane County

o        Expected to close January 2006

o        Information Systems conversion planned for February 2006


                                           [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 8


DEPOSIT MARKET SHARE

         CHICAGO

                  1. Bank One                                   16.42%

                  2. LaSalle Bank                               12.83%

                  3. Harris Trust & Savings Bank                10.43%

                  4. Northern Trust Co.                          3.46%

                  5. Fifth Third Bank                            3.24%

                  6. Charter One Bank NA                         2.88%

                  7. Citibank FSB                                2.40%

                  8. MID AMERICA BANK FSB                        2.06%

                  9. First Midwest Bank                          1.98%

                  10. National City Bank of MW                   1.86%

                  Based on FDIC data as of June 30, 2004


                                           [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 9

                 [MAP OF MAF BANCORP, INC.'S MARKET AREA SHOWING
                    MIDAMERICA BRANCH LOCATIONS APPEARS HERE]

                                           [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 10

DEPOSIT MARKET SHARE

         MILWAUKEE

                  1. M&I Marshall & Ilsley Bank                  25.94%

                  2. US Bank National Assn                       25.50%

                  3. Bank One National Assn                       7.38%

                  4. Associated Bank NA                           4.55%

                  5. Guaranty Bank                                3.21%

                  6. MID AMERICA BANK FSB                         3.16%

                  7. Wauwatosa Savings Bank                       2.73%

                  8. Bank Mutual                                  2.45%

                  9. North Shore Bank FSB                         1.85%

                  10. Wells Fargo Bank WI NA                      1.45%

                  Based on FDIC data as of June 30, 2004


                                           [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 11

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Total Assets (Billions)

(At Period End)

 $5.2       $5.6       $5.9       $8.9     $9.7     $10.1     $11.2*
 -----      -----      -----      -----    -----    ------    ------
 12/00      12/01      12/02      12/03    12/04     6/05

* Estimated Pro Forma following completion of EFC acquistion.


                                           [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 12


[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Efficiency Ratio

 57.8%          54.7%          55.0%
 -----          -----          -----
 3/04           12/04          6/05
Qtr End        Year End       Qtr End

Efficiency ratio is calculated by dividing non-interest expense by the sum of net interest income and non-interest income, excluding net gain/(loss) on sale and writedown of mortgage-backed and investment securities.


                                           [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 13


[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Non Interest Expense/Average Assets

1.86%          1.99%          1.89%
-----          -----          -----
12/03          12/04          6/05
                            Qtr Ended


                                           [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 14


[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Core Deposits*/Total Deposits
      (At Period End)

 45.7%      51.7%      56.4%      58.2%    59.6%    57.7%
 -----      -----      -----      -----    -----    -----
 12/00      12/01      12/02      12/03    12/04    6/05


*Core Deposits include checking, savings and money market accounts


                                           [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 15


[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Net Interest Margin

 2.92%    3.07%    3.10%    3.05%   3.00%    3.07%    3.04%     2.96%
 -----    -----    -----    -----   -----    -----    -----     -----
  9/03    12/03     3/04     6/04    9/04    12/04     3/05      6/05

                                 Quarter Ended


                                           [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 16


[PIE CHARTS APPEAR HERE WITH THE FOLLOWING PLOT POINTS]

Loan Portfolio Composition


                                   12/31/02             6/30/05
                                 ------------         ------------
                                 $4.5 Billion         $7.0 Billion

1-4 Family                           79%                  59%
Commercial/Other                      5%                  10%
Consumer                              9%                  19%
Multifamily                           6%                  10%
C&I                                   1%                   2%


                                           [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 17


[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS SHOWING TOTAL AMOUNT OF LOANS AND PERCENTAGES OF LOANS THAT ARE 1-4 FAMILY]

Loan Diversification
(Millions)


Total Loans
-----------

$3,894    $4,311    $4,323    $4,410    $6,402    $6,878    $6,980
------    ------    ------    ------    ------    ------    ------
 1999      2000      2001      2002      2003      2004      6/05


1-4 Family Loans
----------------

  89%       88%       82%       79%       61%       59%       59%
------    ------    ------    ------    ------    ------    ------
 1999      2000      2001      2002      2003      2004      6/05


                                           [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 18


[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

1-4 Family First Mortgage Lending Volume
(Millions)

Total Volume
------------

    $2,445      $3,048      $3,979     $2,387      $953
    ------      ------      ------     ------      ----
     2001        2002        2003       2004       2005
                                               (Six Months)


Total Purchase Volume
--------------------

    $1,436      $1,692      $2,049     $1,377      $631
    ------      ------      ------     ------      ----
     2001        2002        2003       2004       2005
                                               (Six Months)


Total Refinance Volume
----------------------

    $1,009      $1,356      $1,930     $1,009      $322
    ------      ------      ------     ------      ----
     2001        2002        2003       2004       2005
                                               (Six Months)


                                           [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 19


Mortgage Banking Operation
(Millions)


                                                             Six Months
                                    Year Ended                  Ended
                       ---------------------------------       -------
                        2001      2002     2003     2004       6/30/05
                       ------    ------   ------    ----       -------

Gain on Sale of Loans    $8.7     $16.3    $25.9    $9.3         $6.2

Loans Sold             $1,020    $1,315   $1,765    $914         $416


                                           [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 20


[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Loans Serviced for Others (Millions)
(At Period End)

  $1,227     $785     $1,402    $2,022    $3,331    $3,641    $3,641
  ------    ------    ------    ------    ------    ------    ------
  12/99     12/00     12/01     12/02     12/03     12/04     6/05


                                           [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 21


Home Loans - Cross Penetration

Six Months Ended June 30, 2005

     o   44% - Equity Lines of Credit

     o   43% - Checking Accounts


                                           [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 22


Loan-Generated Fee Income

o        Risk Sharing with Mortgage Insurance Companies

o        Title Insurance

o        Mortgage Servicing


                                           [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 23


[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Home Equity Line of Credit Balances
(Millions)


   $259     $387     $898     $1,281     $1,286
   ----     ----     ----     ------     ------
   2001     2002     2003      2004       6/05


                                           [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 24


[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Home Equity Line of Credit Origination Volume
(Millions)

     $196      $383     $592      $1,152      $643
     ----      ----     ----      ------      ----
     2001      2002     2003       2004       6/05
                                          (Six Months)


                                           [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 25


[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Multi-Family Loan Balances (Millions)

o        June 30, 2005

     Illinois                Wisconsin
     --------                ---------
       $542                    $112


                                           [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 26

BUSINESS BANKING

o        Direct Connection with Business Customers

o        No Syndicated Loans or National Leases

o        Focus on Lending and Deposit Services

o        Excellent Credit Quality


                                           [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 27


CREDIT QUALITY - 6/30/05

o        NPL/Total Loans: .44%

o        Allowance for Loan Loss Reserves: $36.1 million

o        Allowance for Loan Losses/NPL: 118%

o        Allowance for Loan Losses/Total Loans:  .52%

o        94% of NPL are secured by 1-4 Family Properties

o        YTD 2005 net Charge-offs: $121,000


                                           [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 28


[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Income from Real Estate Operations
(Millions)

   $9.6     $9.5     $11.5     $9.7     $11.3     $6.7      $0.166
  ------    -----    -----     -----    -----     -----     ------
  12/99     12/00    12/01     12/02    12/03     12/04      6/05
                        Year Ended                        Six Months


                                           [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 29


[MAP OF SPRINGBANK OF PLAINFIELD DEVELOPMENT APPEARS HERE]

                                    SLIDE 30


[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Stockholders Equity/Total Assets

7.6%       7.5%       7.8%       8.5%       10.1%      10.1%      9.5%
-----      -----      -----      -----      -----      -----      ----
12/99      12/00      12/01      12/02      12/03      12/04      6/05


                                           [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 31



[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Annual Cash Dividends

$0.06    $0.14     $0.15     $0.18     $0.26     $0.34
-----    -----     -----     -----     -----     -----
1994      1995      1996      1997      1998      1999


$0.39    $0.46     $0.60     $0.72     $0.84     $0.92
-----    -----     -----     -----     -----     -----
2000      2001      2002      2003      2004      2005


                                           [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 32

Stock Price Performance - Growth Rates

                                  Compounded
                                    Annual             Total
                                    Return             Return
                                  ----------           ------

One Year                               5%                  5%
Three Year                             8%                 27%
Five Year                             17%                119%
Ten Year                              17%                370%
Since Inception                       22%              2,121%

Period Ended 8/31/05 (Dividends Reinvested)


                                           [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 33


Company Highlights

o        Growing franchise in attractive markets

o        Strong and varied asset - generation capabilities

o        Multiple non-interest income sources

o        Excellent credit quality


                                           [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 34


MAF BANCORP, INC.


                                           [MAF BANCORP, INC. LOGO APPEARS HERE]